Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

20. Subsequent Events

a)	On February 13, 2012, the Company completed a public offering of 17.25 million shares of its Class A common stock at a price of $4.00 per share, for gross proceeds of $69 million. The Company primarily used the net offering proceeds to repay $55.0 million of the outstanding debt under the revolving credit facility and the balance for general corporate purposes.

b)	During June 2012, the Company acquired from Teekay Corporation a fleet of 13 double-hull conventional oil and product tankers and related time-charter contracts, debt facilities and other assets and rights, for an aggregate purchase price of approximately $454.2 million (see Note 1 and 21).